                   INDEX TO EXHIBITS

    The following exhibits are filed as part of this Form 10-K or incorporated by reference herein:

Exhibit Number          Description of Exhibit

(3)
    3.1            Restated Certificate of Incorporation of
                   Yankee Energy System, Inc. (the "Company")
                   (Filed in Form 10 Registration Statement
                   dated April 14, 1989 and amendments thereto
                   ("Form 10")).

    3.2            Amended Bylaws of the Company (Filed in Form
                   10).

(4)                See Exhibit 3

    4.1 Specimen of the Company's Common Stock (Filed in Form 10).

    4.2            Rights Agreement between the Company and The
                   Connecticut Bank and Trust Company, N.A., as
                   Rights Agent, dated November 20, 1989 (Filed in Form 8-A Registration Statement dated
                   December 7, 1989).

    4.3            Amendment to Rights Agreement dated May 10,
                   1990 (Filed in Form 8 dated May 30, 1990).

    4.4            Amendment to Rights Agreement dated January
                   23, 1991 (Filed in Form 8 dated January 31,
                   1991).

    4.5 Guaranty of the Company dated June 30, 1989 with Credit Agreement between Housatonic
                   Corporation ("Housatonic") and Bankers Trust
                   Company ("Bankers Trust") dated June 30, 1989
                   (Filed Form 10).

    4.6            Amendment to Credit Agreement between
                   Housatonic and Bankers Trust dated June 9,
                   1992.  (Filed in 1992 Form 10-K)

    4.7 Bond Purchase Agreement dated July 1, 1989 between Yankee Gas Services Company ("Yankee
                   Gas") and the Purchasers identified therein
                   (Filed in Form 10).

Exhibit Number          Description of Exhibits
    4.8            Indenture of Mortgage and Deed of Trust dated
                   July 1, 1989 between Yankee Gas and The Con-
                   necticut National Bank, as Trustee (Filed in
                   Form 10).

    4.9 Guaranty of the Company with Term Loan Agree-ment dated July 20, 1989 between United Bank
                   & Trust Company, as Trustee of the Trust of the Company's 401(k) Employee Stock Ownership
                   Plan and The First National Bank of Boston
                   (Filed in 1989 Form 10-K).

(10)
    10.1           First Supplemental Indenture of Mortgage and
                   Deed of Trust dated April 1, 1992 between
                   Yankee Gas and The Connecticut National Bank,
                   as Trustee (Filed in Form S-3 Registration
                   Statement #33-52750 dated October 2, 1992
                   ("Form S-3")).

    10.2           Second Supplemental Indenture of Mortgage and
                   Deed of Trust dated December 1, 1992 between
                   Yankee Gas and The Connecticut National Bank, as Trustee. (Filed in 1992 Form 10-K).

    10.3 Bond Purchase Agreement dated April 1, 1992 between Yankee Gas and the Purchasers identi-fied therein (Filed in Form S-3).

    10.4           Bond Purchase Agreement dated December 1,
                   1992 between Yankee Gas and Purchaser identi-fied therein. (Filed in 1992 Form 10-K).

    10.5           Asset Transfer Agreement among Northeast
                   Utilities Service Company ("NUSCO"), The
                   Connecticut Light and Power Company ("CL&P"), the Company, Yankee Gas and Housatonic dated
                   June 30, 1989 (Filed in Form 10).

    10.6           Lease Agreements among Yankee Gas, NUSCO and
                   CL&P dated June 30, 1989 (Filed in Form 10).

    10.7           Environmental Liability Sharing and Indemnity
                   Agreement dated June 30, 1989 between Yankee
                   Gas and CL&P (Filed in Form 10).



Exhibit Number          Description of Exhibit
    10.8           Post-Divestiture Tax Indemnification Agree-
                   ment dated June 30, 1989 Between Yankee Gas
                   and CL&P (Filed in Form 10).

    10.9           Agreement modifying Yankee Gas' Schedule A
                   Interruptible Sales Tariff dated May 29, 1990
                   (Filed in Form S-1 Registration Statement
                   #33-40758 dated May 22, 1991 and amendment thereto dated June 18, 1991 ("Form S-1")).
    10.10 Rate Case Settlement Agreement dated Septem-ber 21, 1990 (Filed in Form 8-K dated Septem-ber 27, 1990).

    10.11          Rate Case Decision dated August 26, 1992.
                   (Filed in 1992 Form 10-K).

    10.12          Lease Agreement between Yankee Gas and
                   NorConn dated October 1, 1990 (Filed in Form
                   S-1).

    10.13 Note Purchase Agreement among NorConn Proper-ties, Inc. (NorConn), the Company and the Knights of Columbus dated November 9, 1990
                   (Filed in Form S-1).

    10.14+         Long-Term Incentive Compensation Plan adopted
                   December 5, 1990 (Filed in Proxy Statement dated December 24, 1990).

    10.15+         Annual Incentive Compensation Plan adopted
                   December 5, 1990 (Filed in 1991 Form 10-K).

    10.16+         Non-Employee Directors' Stock Compensation
                   Plan adopted  March 21, 1991 (Filed in 1991
                   Form 10-K).




*   Filed herewith.

+ Management contract or compensatory plan required to be filed as an exhibit to this form pursuant to Item 14c of this report.


Exhibit Number          Description of Exhibit
    10.17          Lease Agreement between Yankee Gas and Ven-
                   ture V Limited Partnership dated September
                   10, 1991 (Filed in 1991 Form 10-K).

    10.18          Severance Pay Plan adopted October 17, 1991
                   (Filed in 1991 Form 10-K).

GAS PURCHASE AGREEMENTS

                   Algonquin Gas Transmission Company

    10.19* Service Agreement #93009 dated May 24, 1993, applicable to Rate Schedule AFT-1 (Firm
                   Transportation) between Algonquin Gas Trans-mission Company ("Algonquin") and Yankee Gas
                   Services Company ("Yankee").


    10.20* Service Agreement #93103E dated May 24, 1993, applicable to Rate Schedule AFT-E (No-Notice
                   Firm Transportation) between Algonquin Gas
                   Transmission Company ("Algonquin") and Yankee
                   Gas Services Company ("Yankee").

    10.21* Service Agreement #93209 dated May 24, 1993, applicable to Rate Schedule AFT-1 (Firm
                   Transportation) between Algonquin Gas Trans-mission Company ("Algonquin") and Yankee Gas
                   Services Company ("Yankee").

    10.22* Service Agreement #9W011E dated May 24, 1993, applicable to Rate Schedule AFT-E (No-Notice
                   Firm Transportation) between Algonquin Gas
                   Transmission Company ("Algonquin") and Yankee
                   Gas Services Company ("Yankee").

    10.23* Service Agreement #93309 dated May 24, 1993, applicable to Rate Schedule AFT-1 (Firm
                   Transportation) between Algonquin Gas Trans-mission Company ("Algonquin") and Yankee Gas
                   Services Company ("Yankee").





*   Filed herewith.

Exhibit Number          Description of Exhibits

    10.24* Service Agreement #93409 dated May 24, 1993, applicable to Rate Schedule AFT-1 (Firm
                   Transportation) between Algonquin Gas Trans-mission Company ("Algonquin") and Yankee Gas
                   Services Company ("Yankee").
    10.25* Service Agreement #9B106 dated May 24, 1993, applicable to Rate Schedule AFT-1 (Firm
                   Transportation) between Algonquin Gas Trans-mission Company ("Algonquin") and Yankee Gas
                   Services Company ("Yankee").

    10.26* Service Agreement #9S103 dated May 24, 1993, applicable to Rate Schedule AFT-1 (Firm
                   Transportation) between Algonquin Gas Trans-mission Company ("Algonquin") and Yankee Gas
                   Services Company ("Yankee").

    10.27*         Service Agreement #931011S dated May 24,
                   1993, applicable to Rate Schedule AIT-1
                   (Interruptible Transportation) between Algon-quin Gas Transmission Company ("Algonquin") and Yankee Gas Services Company ("Yankee").

    10.28*         Service Agreement #931012B dated May 24,
                   1993, applicable to Rate Schedule AIT-
                   1(Interruptible Transportation) between Al-gonquin Gas Transmission Company ("Algon-quin") and Yankee Gas Services Company ("Yan-kee").

    10.29* Service Agreement #93306 dated May 24, 1993, applicable to Rate MDQ Schedule PSS-T (Firm
                   Transportation) between Algonquin Gas Trans-mission Company ("Algonquin") and Yankee Gas
                   Services Company ("Yankee").

    10.30* Service Agreement #934006 dated May 24, 1993, applicable to Rate MDQ Schedule FTP (Firm
                   Transportation) between Algonquin Gas Trans-mission Company ("Algonquin") and Yankee Gas
                   Services Company ("Yankee").




*   Filed herewith.

Exhibit Number          Description of Exhibit

                   Texas Eastern Transmission Company

    10.31* Service Agreement dated October 7, 1993, applicable to Rate Schedule AIT-1
                   (Interruptible Transportation of LNG) between
                   Algonquin Gas Transmission Company ("Algon-quin") and Yankee Gas Services Company ("Yan-kee").

    10.32* Service Agreement dated October 7, 1993, applicable to Rate Schedule FST-LG (Firm
                   Storage of LNG) between Algonquin LNG
                   ("ALNG") and Yankee Gas Services Company
                   ("Yankee").

    10.33* Dispatching Agreement dated October 1, 1993, applicable to Rate Schedule CDS and FT-1, between Texas Eastern Transmission Company
                   ("Texas Eastern") and Yankee Gas Services
                   Company ("Yankee").

    10.34*         Service Agreement #800355 dated October 1,
                   1993, applicable to Rate Schedule FT-1 (Firm
                   Transportation) between Texas Eastern Trans-mission Company ("Texas Eastern") and Yankee
                   Gas Services Company ("Yankee").

    10.35* Service Agreement #800107 dated June 1, 1993, applicable to Rate Schedule FT-1 (Firm Trans-portation) between Texas Eastern Transmission
                   Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").

    10.36* Service Agreement #800308 dated June 1, 1993, applicable to Rate Schedule FT-1 (Firm Trans-portation) between Texas Eastern Transmission
                   Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").







*   Filed herewith.

Exhibit Number          Description of Exhibit

    10.37* Service Agreement #800307 dated June 1, 1993, applicable to Rate Schedule CDS (Firm Trans-portation) between Texas Eastern Transmission
                   Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").

    10.38* Service Agreement #800311 dated June 1, 1993, applicable to Rate Schedule FT-1 (Firm Trans-portation) between Texas Eastern Transmission
                   Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").

    10.39* Service Agreement #800315 dated June 1, 1993, applicable to Rate Schedule FT-1 (Firm Trans-portation) between Texas Eastern Transmission
                   Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").
    10.40* Service Agreement #800316 dated June 1, 1993, applicable to Rate Schedule FT-1 (Firm Trans-portation) between Texas Eastern Transmission
                   Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").

    10.41* Service Agreement #800108 dated June 1, 1993, applicable to Rate Schedule FT-1 (Firm Trans-portation) between Texas Eastern Transmission
                   Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").

    10.42* Service Agreement #331063 dated June 1, 1993, applicable to Rate Schedule IT-1
                   (Interruptible Transportation) between Texas
                   Eastern Transmission Company ("Texas East-ern") and Yankee Gas Services Company ("Yan-kee").










*   Filed herewith.

Exhibit Number          Description of Exhibits
    10.43*         Service Agreement #331064 dated June 1, 1993,
                   applicable to Rate Schedule IT-1
                   (Interruptible Transportation) between Texas
                   Eastern Transmission Company ("Texas East-
                   ern") and Yankee Gas Services Company ("Yan-
                   kee").

                   Consolidated Natural Gas Transmission Company

    10.44* Service Agreement dated October 1, 1993, applicable to Rate Schedule FTNN (Firm Trans-portation) between CNG Transmission Corp.
                   ("CNG") and Yankee Gas Services Company
                   ("Yankee").

                   Tennessee Gas Pipeline Company

    10.45*         Service Agreement #2121 dated September 1,
                   1993, applicable to Rate Schedule FT-A (Firm
                   Transportation) between Tennessee Gas Pipe-line ("Tennessee") and Yankee Gas Services
                   Company ("Yankee").
    10.46*         Service Agreement #2503 dated September 1,
                   1993, applicable to Rate Schedule FT-A (Firm
                   Transportation) between Tennessee Gas Pipe-line ("Tennessee") and Yankee Gas Services
                   Company ("Yankee").

    10.47*         Service Agreement #2652 dated September 1,
                   1993, applicable to Rate Schedule FT-A (Firm
                   Transportation) between Tennessee Gas Pipe-line ("Tennessee") and Yankee Gas Services
                   Company ("Yankee").

    10.48*         Service Agreement #1596 dated September 1,
                   1993, applicable to Rate Schedule FT-A (Firm
                   Transportation) between Tennessee Gas Pipe-line ("Tennessee") and Yankee Gas Services
                   Company ("Yankee").






*   Filed herewith.


Exhibit Number          Description of Exhibit
    10.49*         Service Agreement #2120 dated September 1,
                   1993, applicable to Rate Schedule FT-A (Firm
                   Transportation) between Tennessee Gas Pipe-
                   line ("Tennessee") and Yankee Gas Services
                   Company ("Yankee").

    10.50*         Service Agreement #1641 dated September 1,
                   1993, applicable to Rate Schedule FT-A (Firm
                   Transportation) between Tennessee Gas Pipe-line ("Tennessee") and Yankee Gas Services
                   Company ("Yankee").

    10.51*         Service Agreement #128 dated September 1,
                   1993, applicable to Rate Schedule FT-A (Firm
                   Transportation) between Tennessee Gas Pipe-line ("Tennessee") and Yankee Gas Services
                   Company ("Yankee").

    10.52*         Service Agreement #333 dated September 1,
                   1993, applicable to Rate Schedule FT-A (Firm
                   Transportation) between Tennessee Gas Pipe-line ("Tennessee") and Yankee Gas Services
                   Company ("Yankee").

    10.53          Service Agreement #4552 dated February 7,
                   1991, applicable to Firm Transportation be-tween Tennessee Gas Pipeline ("Tennessee") and Yankee Gas Services Company ("Yankee").

                   Iroquois Gas Transmission Company

    10.54          Transportation Agreement dated February 7,
                   1991 between Iroquois Gas Transmission System
                   ("Iroquois") and Yankee Gas for transporta-tion of Canadian gas purchased. (Filed in Form S-1).









*   Filed herewith.


Exhibit Number          Description of Exhibits

              Transcontinental Gas Pipeline Company

    10.55* Service Agreement dated June 1, 1993, appli-cable to Rate Schedule FT (Firm Transporta-tion) between Transcontinental Gas Pipeline
                   Corp. ("Transco") and Yankee Gas Services
                   Company ("Yankee").

                   National Fuel Pipeline Company

    10.56* Service Agreement dated July 1, 1993, appli-cable to Rate Schedule EFT (Enhanced Firm
                   Transportation) between National Fuel Gas
                   Supply Corporation ("National") and Yankee
                   Gas Services Company ("Yankee").

    GAS STORAGE AGREEMENTS

    10.57* Service Agreement #400179 dated June 1, 1993, applicable to Rate Schedule SS-1 (Firm Stor-age Service) between Texas Eastern Transmis-sion Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").

    10.58* Service Agreement #400175 dated June 1, 1993, applicable to Rate Schedule SS-1 (Firm Stor-age Service) between Texas Eastern Transmis-sion Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").

    10.59* Service Agreement #400176 dated June 1, 1993, applicable to Rate Schedule SS-1 (Firm Stor-age Service) between Texas Eastern Transmis-sion Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").










*   Filed herewith.

Exhibit Number          Description of Exhibits
    10.60*         Service Agreement dated October 1, 1993,
                   applicable to Rate Schedule GSS (Storage
                   Service) between CNG Transmission Corp.
                   ("CNG") and Yankee Gas Services Company
                   ("Yankee").

    10.61* Service Agreement dated October 1, 1993, applicable to Rate Schedule GSSII (Storage
                   Agreement) between CNG Transmission Corp.
                   ("CNG") and Yankee Gas Services Company
                   ("Yankee").

    10.62* Service Agreement dated October 1, 1993, applicable to Rate Schedule GSS (Storage
                   Service) between CNG Transmission Corp.
                   ("CNG") and Yankee Gas Services Company
                   ("Yankee").

    10.63 Underground Storage Service Agreement dated as of June 21, 1988 applicable to Rate Sched-ule SS-2 between Penn York Energy Corporation and Yankee Gas (Penn-York, SS-2) (Filed in
                   Form 10).

    10.64*         Service Agreement #637 dated September 1,
                   1993, applicable to Rate Schedule FS (Firm
                   Storage - Market Area) between Tennessee Gas
                   Pipeline Company ("Tennessee") and Yankee Gas
                   Services Company ("Yankee").

    GAS PURCHASE AGREEMENTS

    10.65* USA SALES Agreement dated October 1, 1993, applicable to storage gas, between CNG Trans-mission Corp. ("CNG") and Yankee Gas Services
                   Company ("Yankee").









*   Filed herewith.


Exhibit Number          Description of Exhibits

    10.66          Phase 2 Sales Agreement dated September 14,
                   1987 applicable to rate Schedule G-1 among Boundary, Yankee Gas and other utilities
                   (Boundary, G-1), as amended September 14,
                   1988 and July 1, 1989 (Filed in Form 10).

    10.67 Service Agreement dated February 7, 1991 between Alberta Northeast Gas Ltd. ("ANE") and Yankee Gas Services Company for purchase of gas from ATCOR Limited (Filed in Form S-
                   1).

    10.68 Service Agreement dated February 7, 1991 between ANE and Yankee Gas Services Company for purchase of gas from PROGAS Limited
                   (Filed in Form S-1).

    10.69 Service Agreement dated February 7, 1991 between ANE and Yankee Gas for purchase of gas from AEC Oil and Gas Company (Filed in
                   Form S-1).

    10.70 Service Agreement dated February 7, 1991 between ANE and Yankee Gas Services Company for purchase of gas from TransCanada Pipe-lines Limited (Filed in Form S-1).

    10.71* **      Gas Sales Agreement #437 dated November 1,
                   1992 between Chevron U.S.A. and Yankee Gas
                   Services Company for purchase of gas.

    10.72* **      Gas Sales Agreement dated March 26, 1992
                   between Seller and Yankee Gas Services Compa-
                   ny for purchase of gas.

    10.73* **      Gas Sales Agreement dated August 1, 1992
                   between Natural Gas Clearinghouse and Yankee
                   Gas Services Company for purchase of gas.

*   Filed herewith.

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DELETED INFORMATION IN THESE EXHIBITS, AND FILED SEPERATELY WITH THE COMMISSION UNDER FORM SE.


Exhibit Number          Description of Exhibit

    OTHER AGREEMENTS


    10.74*         Operation Balancing Agreement (OBA) dated May
                   24, 1993,between Algonquin Gas Transmission
                   Company ("Algonquin")and Yankee Gas Services
                   Company ("Yankee").

    10.75* Service Agreement #900145 for Capacity Re-lease Umbrella Agreement #900145 dated June
                   1, 1993, between Texas Eastern Transmission
                   Company ("Texas Eastern") and Yankee Gas
                   Services Company ("Yankee").

    10.76*         LINKS Agreement dated June 1, 1993, between
                   Texas Eastern Transmission Company ("Texas
                   Eastern") and Yankee Gas Services Company
                   ("Yankee").

    10.77          Precedent Agreement for ITP Transportation
                   Service dated September 6, 1991 between Texas
                   Eastern and Yankee Gas Services Company.
                   (Filed in 1992 Form 10-K).

    10.78          Precedent Agreement for ITP Transportation
                   Service dated October 15, 1991 between Algon-quin and Yankee Gas (Filed in 1991 Form 10-
                   K).

    MANAGEMENT CONTRACTS

    10.79*+        Employment Agreement between the Company and
                   Mr. Philip T. Ashton dated January 1, 1993.

    10.80*+        Employment Agreement between the Company and
                   Mr. Michael E. Bielonko dated January 1,
                   1993.



*   Filed herewith.

+ Management contract or compensatory plan required to be filed as an exhibit to this form under Item 14c of this report.


Exhibit Number          Description of Exhibit


    10.81*+        Employment Agreement between the Company and
                   Mr. Charles E. Gooley dated January 1, 1993.

    10.82*+        Employment Agreement between the Company and
                   Mr. Thomas J. Houde dated January 1, 1993.

    10.83*+        Employment Agreement between the Company and
                   Mr. John J. Smith dated January 1, 1993.


    MISCELLANEOUS CONTRACTS

    10.84 $40 million Credit Agreement among Yankee Gas and several banks dated June 20, 1989 (Filed in Form S-1).

    10.85 Memorandum of Understanding among Housatonic and Iroquois partners relating to equity contributions and guarantees dated March 13, 1991 (Filed in Form S-1).

    10.86 Agreement for Systems Operations Services among Yankee Gas and Integrated Systems Solu-tions Corporation ("ISSC") dated August 12,
                   1991.  (Filed in 1992 Form 10-K).

    11* Statement re: Computation of per share earn-ings.

    13*            1993 Annual Report to Shareholders.

    22*            Subsidiaries of the registrant.





*   Filed herewith.

+ Management contract or compensatory plan required to be filed as an exhibit to this form under Item 14c of this report.